Exhibit 10.1

Execution Version

AMENDMENT NO. 1

AMENDMENT NO. 1  (this “Amendment”), dated as of November 7, 2019, among Tradeweb Markets LLC, a Delaware limited liability company (the “Borrower”), and each Lender party hereto (constituting the Required Lenders), relating to the Credit Agreement, dated as of April 8, 2019 (the  “Existing Credit Agreement”), among the Borrower, the Lenders party thereto, and Citibank, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and Swing Line Lender.

RECITALS:

WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, the Borrower has requested an amendment to the Existing Credit Agreement to effect the changes described in Section 2 of this Amendment; and

WHEREAS, the Borrower and the Lenders party hereto which constitute the Required Lenders (the “Consenting Lenders”) have agreed to make the changes described in Section 2 of this Amendment as of the Amendment No. 1 Effective Date (as defined below), subject to the terms and conditions set forth herein.

NOW THEREFORE, the parties hereto therefore agree as follows:

SECTION 1.  Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement has the meaning assigned to such term in the Existing Credit Agreement.

SECTION 2.  Amendments to Existing Credit Agreement.  The Existing Credit Agreement is, as of the Amendment No. 1 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, hereby amended (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”), as follows:

(a)  The definition of “Investors” in the Existing Credit Agreement shall be replaced in its entirety with the following:

“Investors” means each of (a) the Blackstone Funds and any of their Affiliates (other than any portfolio operating companies), (b) the CPPIB Funds and any of their Affiliates (other than any portfolio operating companies), (c) the GIC Funds and any of its Affiliates (other than any portfolio operating companies), (d) Refinitiv Holdings Ltd. (formerly known as King (Cayman) Holdings Ltd.) and any of its controlled Affiliates and any of their respective Subsidiaries, or (e) London Stock Exchange Group PLC and any of its controlled Affiliates.

SECTION 3.  Representations of the Borrower.  The Borrower hereby represents and warrants to the Consenting Lenders that:

(a)  The execution and delivery of this Amendment are within the Borrower’s corporate or other powers and have been duly authorized by all necessary corporate or other action.

(b)  The Borrower (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power and authority to carry on its business as now conducted except where the failure to have the same would not reasonably be expected to have Material Adverse Effect and (c) is qualified to do business in, and (where such concept exists) is in good standing (or its equivalent, if any) in, every jurisdiction where such qualification is required except where the failure to be so qualified or to be (where such concept exists) in good standing (or its equivalent, if any) would not reasonably be expected to have a Material Adverse Effect.

(c)  This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d)  The execution and delivery of this Amendment by the Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been, or will be by the time required, obtained or made and are, or will be by the time required, in full force and effect, (b) will not violate the Organizational Documents of the Borrower, (c) will not violate any Requirement of Law applicable to the Borrower, (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder, and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower, except Liens permitted by Section 6.02 of the Existing Credit Agreement, except, in the case of clauses (c) and (d), for any such violations, defaults or rights that, would not reasonably be expected to have a Material Adverse Effect.

(e)  The representations and warranties contained in Article III of the Existing Credit Agreement are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

SECTION 4.  Conditions to the Amendment No. 1 Effective Date.  This Amendment shall become effective as of the first date (the “Amendment No. 1 Effective Date”) when each of the following conditions shall have been satisfied:

(a)       The Administrative Agent shall have received from (i) the Borrower and (ii) each Consenting Lender an executed counterpart hereof.

(b)       Prior to and immediately after giving effect to this Amendment, (i) the conditions set forth in Section 4.02(a) and (b) of the Existing Credit Agreement shall have been satisfied and (ii) the representations and warranties in Section 3 of this Amendment shall be true and correct in all material respects.

SECTION 5.  Acknowledgment of Lenders.  Each Lender party hereto expressly acknowledges that neither the Administrative Agent nor any of its Affiliates nor any of its respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender.  Each Lender party hereto represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to enter into this Amendment.  Each

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Lender party hereto also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Amended Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates.  Each Lender party hereto hereby (a) confirms that it has received a copy of the Amended Credit Agreement and each other Loan Document and such other documents (including financial statements) and information as it deems appropriate to make its decision to enter into this Amendment, (b) agrees that it shall be bound by the terms of the Amended Credit Agreement as a Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (c) irrevocably designates and appoints the Administrative Agent as the agent of such Lender under the Amended Credit Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of the Amended Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to the Administrative Agent by the terms of the Amended Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto and (d) acknowledges that this Amendment is a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 6.  Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 7.  Fees & Expenses.  The Borrower hereby reconfirms its respective obligations pursuant to Section 9.03 of the Amended Credit Agreement to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment.  In addition (and without limiting the foregoing), the Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.  The Borrower hereby confirms that the indemnification provisions set forth in Section 9.03 of the Amended Credit Agreement shall apply to this Amendment and the consummation and administration of the transactions contemplated hereby, and such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs) expenses and disbursements (including fees, disbursements and charges of counsel) (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 8.  Amended Credit Agreement Governs.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 9.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 10.  Miscellaneous.  This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TRADEWEB MARKETS LLC

By	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel

[Signature Page – Amendment No. 1]

CITIBANK, N.A., as a Consenting Lender

By:	/s/ Caesar Wyszomirski
Name: Caesar Wyszomirski
Title: Vice President

[Signature Page – Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By:	/s/ Sarah Tarantino
Name: Sarah Tarantino
Title: Vice President

[Signature Page – Amendment No. 1]

Morgan Stanley Bank N.A., as a Consenting Lender

By:	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

[Signature Page – Amendment No. 1]

Goldman Sachs Bank USA, as a Consenting Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page – Amendment No. 1]

Bank of America, as a Consenting Lender

By:	/s/ Sherman Wong
Name: Sherman Wong
Title: Director

[Signature Page – Amendment No. 1]

BARCLAYS BANK PLC, as a Consenting Lender

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

[Signature Page – Amendment No. 1]

Credit Suisse AG, Cayman Islands Branch as a Consenting Lender

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

[Signature Page – Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

[Signature Page – Amendment No. 1]

Wells Fargo Bank, National Association, as a Consenting Lender

By:	/s/ James Mastroianna
Name: James Mastroianna
Title: Director

[Signature Page – Amendment No. 1]